UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007 (April 2, 2007)

JER Investors Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32564	75-3152779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1600, McLean, VA	22101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 714-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K of JER Investors Trust Inc. (the “Company”) filed with the Securities and Exchange Commission on March 19, 2007. The Board of Directors of the Company resolved, as of April 2, 2007, to rescind the resolutions adopted on February 21, 2007, which amended the Company’s Bylaws, and adopted new resolutions to amend the Company’s Bylaws, effective as of April 2, 2007.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 2, 2007, the Board of Directors of JER Investors Trust Inc. (the “Company”) approved an amendment to the Company’s Bylaws, effective as of April 2, 2007. The amendment changes the month in which the annual meeting of shareholders is to be held from the month of June to the month of May.

Amendment No. 1 to the Bylaws of the Company reflecting this amendment is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Amendment No. 1 to the Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JER Investors Trust Inc.
(Registrant)

Date: April 4, 2007	By:	/s/ Tae-Sik Yoon
	Name:	Tae-Sik Yoon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment No. 1 to the Bylaws of the Company.